Incorporated herein by reference is a supplement to the prospectus and statement of additional information of each of the ETFs listed below filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on May 20, 2011 (SEC Accession No. 0000950123-11-052689). The supplement related to each of the following ETFs, whose names have now changed as indicated in the table below:

Old Name	New Name
RP Growth ETF	Columbia Growth Equity Strategy Fund
RP Focused Large Cap Growth ETF	Columbia Large-Cap Growth Equity Strategy Fund
Grail McDonnell Intermediate Municipal Bond ETF	Columbia Intermediate Municipal Bond Strategy Fund
Grail McDonnell Core Taxable Bond ETF	Columbia Core Bond Strategy Fund
Grail American Beacon Large Cap Value ETF	Columbia Concentrated Large Cap Value Strategy Fund